UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: December 15, 2003
(Date of earliest event reported)


                       Residential Funding Mortgage Securities II, Inc.
                    (Exact name of registrant as specified in its charter)


              DELAWARE               333-110340            41-1808858
  (State or Other Jurisdiction of   (Commission         (I.R.S. Employer
           Incorporation)            File Number)     Identification No.)


     8400 Normandale Lake Blvd.                               55437
             Suite 250                                     (Zip Code)
       Minneapolis, Minnesota
  (Address of Principal Executive
              Offices)

Registrant's telephone number, including area code, is (952) 857-7000





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Item 5. Other Events.

        On December 23, 2003, the Registrant will cause the issuance and sale of Home Loan-Backed Notes, Series 2003-HI4, (the "Notes") pursuant to an Indenture to be dated as of December 23, 2003, among the Registrant, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, as Indenture Trustee.

        In connection with the sale of the Notes, the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Notes following the effective date of Registration Statement No. 333-110340, which Collateral Term Sheets are being filed manually as exhibits to this report.

        The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

        The Collateral Term Sheets consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE". THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

        The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.



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Item 7.    Financial Statements. Pro Forma Financial Information and Exhibits


         (a) Financial Statements.

           Not applicable.

         (b) Pro Forma Financial Information.

           Not applicable.

         (c)      Exhibits


                          ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.               EXHIBIT NO.                 DESCRIPTION

          1                      99                Collateral Term Sheets



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          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES II, INC.


                                                 By: /s/ Mark White
                                                 Name: Mark White
                                                 Title: Vice President


Dated: December 15, 2003




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                                  EXHIBIT INDEX



        Item 601(a) of       Sequentially
Exhibit Regulation S-K       Numbered
Number. Exhibit No.          Description                  Page

1              99          Collateral Term Sheets       Filed Manually


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                                     EXHIBIT

                            (Intentionally Omitted)